Exhibit 10.28

Execution Version

JOINDER TO LETTER AGREEMENT

THIS JOINDER TO LETTER AGREEMENT (this “Joinder”) is made and entered into as of March 29, 2024 by the undersigned parties hereto, and effective as of August 31, 2023. Reference is hereby made to that certain (i) Letter Agreement (as it may be amended from time to time, including by this Joinder and the Amendment (as defined below), the “Insider Letter”) dated as of October 14, 2021, by and among Compass Digital Acquisition Corp., a Cayman Islands exempted company with limited liability (the “Company”), Compass Digital SPAC LLC, a Delaware limited liability company (the “Prior Sponsor”) and the prior officers and directors of the Company and (ii) Amendment to Letter Agreement (the “Amendment”), dated as of August 31, 2023, by and among the Company, the Prior Sponsor and HCG Opportunity, LLC, a Delaware limited liability company.

WITNESSETH THAT:

WHEREAS, as of August 31, 2023, following persons were appointed to the following positions of the Company: (i) Daniel Hennessy - Chairman of the Board, (ii) Thomas Hennessy - Chief Executive Officer and Director, (iii) Nick Geeza - Chief Financial Officer, and (iv) Joseph Beck, Anna Brunelle, Kirk Hovde and Matt Schindel were each appointed as independent directors of the Company (collectively, the “Officers and Directors”); and

WHEREAS, the Officers and Directors wish to become parties to the Insider Letter and bound by the terms thereof in accordance with the terms of the Insider Letter and this Joinder.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Pursuant to the Insider Letter, each Officer and Director hereby: (i) acknowledges that such Officer and Director has received and reviewed a complete copy of the Insider Letter; and (ii) acknowledges and agrees that upon execution and delivery of this Joinder to the Company, such Officer and Director shall become a party to the Insider Letter, and will be fully bound by, and subject to, all of the terms and conditions of the Insider Letter, as amended or modified by the Amendment and this Joinder, as a party thereunder as though an original party thereto for all purposes of the Insider Letter.

2. Each Officer and Director agrees to execute and deliver such further instruments and documents and do such further acts as the Company may deem reasonably necessary or proper to carry out more effectively the purposes of the Insider Letter, the Amendment or this Joinder.

3. THIS JOINDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. This Joinder, the Amendment and the Insider Letter, together with the other documents or instruments attached hereto or thereto or referenced herein or therein, constitutes the entire agreement by the Officers and Directors with respect to the subject matter of hereof and thereof, and supersedes all prior agreements and understandings, both oral and written, by the Officers and Directors with respect to its subject matter. The terms of this Joinder shall be governed by, enforced, construed and interpreted in a manner consistent with the provisions of the Insider Letter.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Joinder to be executed and delivered by the undersigned or by its duly authorized officer as of the date first written above.

OFFICERS AND DIRETORS:

/s/ Thomas D. Hennessy
Name:	Thomas D. Hennessy

/s/ Nick Geeza
Name:	Nick Geeza

/s/ Daniel J. Hennessy
Name:	Daniel J. Hennessy

/s/ Joseph Beck
Name:	Joseph Beck

/s/ Anna Brunelle
Name:	Anna Brunelle

/s/ Kirk Hovde
Name:	Kirk Hovde

/s/ Matt Schindel
Name:	Matt Schindel

Acknowledged and Accepted as of the date first set forth above:

THE COMPANY:

Compass Digital Acquisition Corp.

By:	/s/ Thomas D. Hennessy
Name:	Thomas D. Hennessy
Title:	Chief Executive Officer